Exhibit 10.4

EXECUTION COPY

AMENDMENT NO. 9

Dated as of November 30, 2018

to

PURCHASE AND SALE AGREEMENT

Dated as of November 30, 2000

This AMENDMENT NO. 9 (this “Amendment”), dated as of November 30, 2018, is entered into among the VARIOUS ENTITIES LISTED ON SCHEDULE I HERETO AS REMAINING ORIGINATORS (each, a “Remaining Originator”; and collectively, the “Remaining Originators”), WORTHINGTON TORCH, LLC, an Ohio limited liability company (the “Released Originator”), and WORTHINGTON RECEIVABLES CORPORATION, a Delaware corporation (the “Company”).

RECITALS

WHEREAS, the Remaining Originators, the Released Originator and the Company have entered into that certain Purchase and Sale Agreement, dated as of November 30, 2000 (as amended, supplemented or otherwise modified through the date hereof, the “Agreement”);

WHEREAS, concurrently herewith, the Company, as the Seller, the Servicer, the Administrator and PNC are entering into that certain Amendment No. 19 to the Receivables Purchase Agreement, dated as of the date hereof (the “Receivables Purchase Agreement Amendment”);

WHEREAS, in connection with this Amendment, the Released Originator is being removed from the Agreement as a party thereto in the capacity of an “Originator”; and

WHEREAS, the parties hereto wish to make certain changes to the Agreement as herein provided.

NOW, THEREFORE, in consideration of the promises and the mutual agreements contained herein and in the Agreement, the parties hereto agree as follows:

SECTION 1. Definitions. All capitalized terms not otherwise defined herein are used as defined in the Agreement (including terms incorporated therein by reference).

SECTION 2. Amendments to Agreement. The Agreement is hereby amended as follows:

2.1Schedule I of the Agreement is hereby amended and restated in its entirety as set forth on Schedule I attached hereto.

2.2Schedule 5.15 of the Agreement is hereby amended and restated in its entirety as set forth on Schedule 5.15 attached hereto.

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2.3Schedule 6.1(f) of the Agreement is hereby amended and restated in its entirety as set forth on Schedule 6.1(f) attached hereto.

SECTION 3. Release of Released Originator. The parties hereto hereby agree that upon the effectiveness of this Amendment, the Released Originator shall no longer (a) be party to the Agreement or any other Transaction Document and shall no longer have any obligations or rights thereunder (other than such obligations which by their express terms survive termination of the Agreement or such other Transaction Document, as applicable) and (b) sell any Receivables or Related Rights to the Company pursuant to the Agreement or otherwise.

SECTION 4. Delegation and Assumption of Released Originator’s Obligations.  Effective immediately prior to the removal of the Released Originator as parties to the Agreement pursuant to Section 3 above, the Released Originator hereby delegates to each of the Remaining Originators, and each of the Remaining Originators, jointly and severally, hereby assumes, all of the Released Originator’s duties, obligations and liabilities that have arisen or accrued prior to the date hereof under the Agreement and each of the other Transaction Documents.

SECTION 5. Cancellation of Company Note. The Released Originator represents and warrants to the other parties hereto that it (a) currently holds the Company Note made by the Company to the Released Originator (the “Released Originator Note”) and (b) has not sold, pledged, assigned, or otherwise transferred the Released Originator Note or any interest therein. The Released Originator hereby acknowledges and agrees that as of the date hereof, all the Company’s outstanding obligations (including, without limitation, any payment obligations) under the Released Originator Note have been finally and fully paid and performed. The Released Originator Note is hereby cancelled and shall have no further force or effect.

SECTION 6. Authorization to File Financing Statement. Upon the effectiveness of this Amendment, the Released Originator and the Company hereby authorizes the Administrator to file (at the expense of the Company) the UCC-3 amendment in the form of Exhibit A hereto.

SECTION 7. Miscellaneous.

7.1Representations and Warranties.

(a)Each of the Remaining Originator, the Released Originator and the Company hereby makes, with respect to itself, the following representations and warranties to the other parties hereto, the Administrator and each member of each Purchaser Group:

(i)Representations and Warranties. The representations and warranties contained in Article V of the Agreement of such “Originators” are true and correct as of the date hereof (unless stated to relate solely to an earlier date, in which case such representations and warranties were true and correct as of such earlier date);

(ii)Enforceability. The execution and delivery by such Person of this Amendment, and the performance of its obligations under this Amendment and the Agreement, as amended hereby, are within its organizational powers and have been

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duly authorized by all necessary organizational action on its part. This Amendment and the Agreement, as amended hereby, are its valid and legally binding obligations, enforceable in accordance with its terms; and

(iii)Termination Event. No Purchase and Sale Termination Event or Unmatured Purchase and Sale Termination Event has occurred and is continuing.

(b)The Company hereby represents and warrants to the other parties hereto, the Administrator and each member of each Purchaser Group, with respect to itself, that:

(i)Representations and Warranties. Its representations and warranties contained in Exhibit III of the Receivables Purchase Agreement are true and correct as of the date hereof (unless stated to relate solely to an earlier date, in which case such representations or warranties were true and correct as of such earlier date); and

(ii)No Default. Immediately after giving effect to this Amendment and the transactions contemplated hereby, no Termination Event or Unmatured Termination Event shall exist.

7.2Effectiveness. This Amendment shall become effective as of the date hereof upon (a) receipt by the Company and the Administrator of counterparts of this Amendment (whether by facsimile or otherwise) executed by each of the other parties hereto, (b) the effectiveness of the Receivables Purchase Agreement Amendment, (c) confirmation of the return to the Company of the Released Originator Note issued by the Company to the Released Originator, and the Administrator shall have received evidence that the Released Originator Note has been cancelled and (d) such other documents, instruments, agreements, certificates and lien searches reasonably requested by the Administrator prior to the date hereof.

7.3References to Agreement. Upon the effectiveness of this Amendment, each reference in the Agreement to “this Agreement”, “hereunder”, “hereof”, “herein”, or words of like import shall mean and be a reference to the Agreement as amended hereby, and each reference to the Agreement in any other document, instrument or agreement executed and/or delivered in connection with the Agreement shall mean and be a reference to the Agreement as amended hereby.

7.4Effect on the Agreement. Except as specifically amended above, the Agreement and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.

7.5No Waiver. The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any party under the Agreement or any other document, instrument or agreement executed in connection therewith, nor constitute a waiver of any provision contained therein, except as specifically set forth herein.

7.6Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

7.7Severability. Each provision of this Amendment shall be severable from every other

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provision of this Amendment for the purpose of determining the legal enforceability of any provision hereof, and the unenforceability of one or more provisions of this Amendment in one jurisdiction shall not have the effect of rendering such provision or provisions unenforceable in any other jurisdiction.

7.8Successors and Assigns. This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

7.9Headings. The Section headings in this Amendment are inserted for convenience of reference only and shall not affect the meaning or interpretation of this Amendment or any provision hereof.

7.10Counterparts. This Amendment may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

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IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

WORTHINGTON RECEIVABLES CORPORATION

By:	/s/ Marcus Rogier
Name: Marcus Rogier
Title:Treasurer

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REMAINING ORIGINATORS:

THE WORTHINGTON STEEL COMPANY, a Delaware corporation

By:	/s/ Marcus Rogier
Name: Marcus Rogier
Title:Treasurer

THE WORTHINGTON STEEL COMPANY, an Ohio corporation

By:	/s/ Marcus Rogier
Name: Marcus Rogier
Title:Treasurer

WORTHINGTON CYLINDERS CORPORATION

By:	/s/ Marcus Rogier
Name: Marcus Rogier
Title:Treasurer

WORTHINGTON CYLINDERS WISCONSIN, LLC

By:	/s/ Marcus Rogier
Name: Marcus Rogier
Title:Treasurer

WORTHINGTON STEEL COMPANY OF DECATUR, L.L.C.

By:	/s/ Marcus Rogier
Name: Marcus Rogier
Title:Treasurer

WORTHINGTON STEEL OF MICHIGAN, INC.

By:	/s/ Marcus Rogier
Name: Marcus Rogier
Title:Treasurer

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REMAINING ORIGINATORS:

WORTHINGTON CYLINDERS KANSAS, LLC

By:	/s/ Marcus Rogier
Name: Marcus Rogier
Title:Treasurer

WORTHINGTON STEEL ROME, LLC

By:	/s/ Marcus Rogier
Name: Marcus Rogier
Title:Treasurer

THE WORTHINGTON STEEL COMPANY, LLC

By:	/s/ Marcus Rogier
Name: Marcus Rogier
Title:Treasurer

STRUCTURAL COMPOSITES INDUSTRIES LLC

By:	/s/ Marcus Rogier
Name: Marcus Rogier
Title:Treasurer

730528358 00691175	S-3	9[t]h Amendment to the Purchase and Sale Agreement

REMAINING ORIGINATORS:

WORTHINGTON INDUSTRIES ENGINEERED CABS, INC,

By:	/s/ Marcus Rogier
Name: Marcus Rogier
Title:Treasurer

WORTHINGTON INDUSTRIES ENGINEERED CABS, LLC

By:	/s/ Marcus Rogier
Name: Marcus Rogier
Title:Treasurer

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RELEASED ORIGINATOR:

WORTHINGTON TORCH, LLC

By:	/s/ Marcus Rogier
Name: Marcus Rogier
Title:Treasurer

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ACKNOWLEDGED AND AGREED:

PNC BANK, NATIONAL ASSOCIATION, as Administrator

By:	/s/Michal Brown
Name:	Michael Brown
Title:	Senior Vice President

PNC BANK, NATIONAL ASSOCIATION, as a Related Committed Purchaser

By:	/s/Michal Brown
Name:	Michal Brown
Title:	Senior Vice President

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SCHEDULE I

Schedule I

LIST OF ORIGINATORS

The Worthington Steel Company, a Delaware corporation

The Worthington Steel Company, an Ohio corporation

Worthington Cylinders Wisconsin, LLC, an Ohio limited liability company

Worthington Steel Company of Decatur, L.L.C., an Alabama limited liability company

Worthington Steel of Michigan, Inc., a Michigan corporation

Worthington Cylinders Corporation, an Ohio corporation

Worthington Industries Engineered Cabs, LLC, a Delaware limited liability company

Worthington Industries Engineered Cabs, Inc., a Delaware corporation

Structural Composites Industries LLC, a Delaware limited liability company

The Worthington Steel Company, LLC, an Ohio limited liability company

Worthington Steel Rome, LLC, an Ohio limited liability company

Worthington Cylinders Kansas, LLC, an Ohio limited liability company

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SCHEDULE 5.15

Schedule 5.15

TRADE NAMES

Legal Name	Trade Names
Worthington Industries Engineered Cabs, LLC	Angus Industries Angus-Palm Angus Engineering Advanced Component Technologies Worthington Industries

Worthington Industries Engineered Cabs, Inc.	Angus Industries Angus-Palm Angus Engineering Advanced Component Technologies Worthington Industries

Structural Composites Industries LLC	Structural Composites Industries Worthington Cylinders

The Worthington Steel Company, LLC	Worthington Steel – Cleveland Worthington Steel Company

Worthington Steel Rome, LLC	Worthington Steel – Vonore Worthington Steel Company Rome Strip Steel Company Rome Strip Steel

Worthington Cylinders Kansas, LLC	Worthington Cylinders Coleman

The Worthington Steel Company, a Delaware corporation	Worthington Steel Company

The Worthington Steel Company, an Ohio corporation	Worthington Steel – Baltimore Worthington Steel – Columbus Worthington Steel – Delta Worthington Steel – Monroe Worthington Steel – Porter Worthington Steel Company

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Worthington Cylinders Corporation	Worthington Cylinders Worthington Industries

Worthington Cylinders Wisconsin, LLC	Worthington Cylinders Worthington Industries
Worthington Steel Company of Decatur, L.L.C.	Worthington Steel – Decatur Worthington Steel Company The Worthington Steel Company

Worthington Steel of Michigan, Inc.	Worthington Steel Company The Worthington Steel Company

The Worthington Steel Company, a Delaware corporation, was originally incorporated as Worthington Ventures, Inc., a Delaware corporation, in March 1992. The Worthington Steel Company, a Pennsylvania corporation, which held the Malvern, PA facility, merged with an into Worthington Ventures, Inc. on November 26, 1996 as part of a corporate reorganization. Worthington Ventures, Inc., a Delaware corporation, was the surviving entity and changed its name to The Worthington Steel Company.

The Worthington Steel Company, an Ohio corporation, was originally incorporated on February 10, 1998 as The Worthington Steel Company of Ohio, Inc. On May 22, 1998, as part of a corporate reorganization, its name was changed to the current name, The Worthington Steel Company.

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SCHEDULE 6.1(f)

Schedule 6.1(f)

LOCATION OF EACH ORIGINATOR

Originator	Location
The Worthington Steel Company, a Delaware corporation	Delaware

The Worthington Steel Company, an Ohio corporation	Ohio

Worthington Cylinders Corporation	Ohio

Worthington Cylinders Wisconsin, LLC	Ohio

Worthington Steel Company of Decatur, L.L.C.	Alabama

Worthington Steel of Michigan, Inc.	Michigan

Worthington Industries Engineered Cabs, LLC	Delaware

Worthington Industries Engineered Cabs, Inc.	Delaware

Structural Composites Industries LLC	Delaware

The Worthington Steel Company, LLC	Ohio

Worthington Steel Rome, LLC	Ohio

Worthington Cylinders Kansas, LLC	Ohio

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LOCATION OF CHIEF EXECUTIVE OFFICE AND PRINCIPAL PLACE OF BUSINESS OF EACH ORIGINATOR

Originator	Location
The Worthington Steel Company, a Delaware corporation	200 Old Wilson Bridge Road Columbus, Ohio 43085

The Worthington Steel Company, an Ohio corporation

200 Old Wilson Bridge Road

Columbus, Ohio 43085

1127 Dearborn Drive

Columbus, Ohio 43085

6303 County Road 10

Delta, Ohio 43515

100 Worthington Drive

Porter, Indiana 46304

350 Lawton Avenue

Monroe, Ohio 45050

Worthington Cylinders Corporation	200 Old Wilson Bridge Road Columbus, Ohio 43085 1085 Dearborn Drive Columbus, OH 43085

Worthington Cylinders Wisconsin, LLC	200 Old Wilson Bridge Road Columbus, OH 43085 300 East Breed Street Chilton, WI 53014

Worthington Steel Company of Decatur, L.L.C.	200 Old Wilson Bridge Road Columbus, Ohio 43085 1400 Red Hat Road, N.W. Decatur, Alabama 35601

Worthington Steel of Michigan, Inc.	200 Old Wilson Bridge Road Columbus, Ohio 43085

Worthington Industries Engineered Cabs, LLC	200 Old Wilson Bridge Road Columbus, Ohio 43085 315 Airport Drive, Watertown South Dakota, 57201

Worthington Industries Engineered Cabs, Inc.	200 Old Wilson Bridge Road Columbus, Ohio 43085 315 Airport Drive, Watertown South Dakota, 57201

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Structural Composites Industries LLC	200 Old Wilson Bridge Road Columbus, Ohio 43085 336 Enterprise Place Pomona, CA 91768

The Worthington Steel Company, LLC	200 Old Wilson Bridge Road Columbus, Ohio 43085 4310 East 49th Street Cuyahoga Heights, Ohio 44125

Worthington Steel Rome, LLC	200 Old Wilson Bridge Road Columbus, Ohio 43085 530 Henry Street Rome, New York 13440

Worthington Cylinders Kansas, LLC	200 Old Wilson Bridge Road Columbus, Ohio 43085 5605 N 119th St W Maize, KS 67101

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LOCATION OF BOOKS AND RECORDS OF ORIGINATORS

Originator	Location
The Worthington Steel Company, a Delaware corporation	200 Old Wilson Bridge Road Columbus, Ohio 43085

The Worthington Steel Company, an Ohio corporation

200 Old Wilson Bridge Road

Columbus, Ohio 43085

1127 Dearborn Drive

Columbus, Ohio 43085

6303 County Road 10

Delta, Ohio 43515

100 Worthington Drive

Porter, Indiana 46304

350 Lawton Avenue

Monroe, Ohio 45050

Worthington Cylinders Corporation	200 Old Wilson Bridge Road Columbus, OH 43085 1085 Dearborn Drive Columbus, OH 43085

Worthington Cylinders Wisconsin, LLC	200 Old Wilson Bridge Road Columbus, Ohio 43085 300 East Breed Street Chilton, WI 53014

Worthington Steel Company of Decatur, L.L.C.	200 Old Wilson Bridge Road Columbus, Ohio 43085 1400 Red Hat Road, N.W. Decatur, Alabama 35601

Worthington Steel of Michigan, Inc.	200 Old Wilson Bridge Road Columbus, Ohio 43085

Worthington Industries Engineered Cabs, LLC	200 Old Wilson Bridge Road Columbus, Ohio 43085 315 Airport Drive, Watertown South Dakota, 57201

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Worthington Industries Engineered Cabs, Inc.	200 Old Wilson Bridge Road Columbus, Ohio 43085 315 Airport Drive, Watertown South Dakota, 57201

Structural Composites Industries LLC	200 Old Wilson Bridge Road Columbus, Ohio 43085 336 Enterprise Place Pomona, CA 91768

The Worthington Steel Company, LLC	200 Old Wilson Bridge Road Columbus, Ohio 43085 4310 East 49th Street Cuyahoga Heights, Ohio 44125

Worthington Steel Rome, LLC	200 Old Wilson Bridge Road Columbus, Ohio 43085

Worthington Cylinders Kansas, LLC	200 Old Wilson Bridge Road Columbus, Ohio 43085 5605 N 119th St W Maize, KS 67101

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EXHIBIT A

UCC-3 TO BE FILED

(attached)

730528358 00691175	Exhibit C-1	9[t]h Amendment to the Purchase and Sale Agreement

UCC FINANCING STATEMENT AMENDMENT FOLLOW INSTRUCTIONS A. NAME & HONE OF CONTACT AT FILER (optional) B. E-MAIL CONTACT AT FILER (optional) C. SEND ACKNOWLEDGMENT TO: (Name and Address) THE ABOVE SPACE IS FOR FILING OFFICE USE ONLY 1a. INITIAL FINANCING STATEMENT FILE NUMBER OH00155708177 filed on 01/19/2012 1b. This FINANCING STATEMENT AMENDMENT is to be filed [for record] (or recorded) in the REAL ESTATE RECORDS Filer: attach Amendment Addendum (Form UCC3Ad) and rovide Debtor’s name in item 13 2. TERMINATION: Effectiveness of the Financing Statement identified above is terminated with respect to the security interest(s) of Secured arty authorizing this Termination Statement 3. ASSIGNMENT (full or artial): rovide name of Assignee in item 7a or 7b, and address of Assignee in item 7c and name of Assignor in item 9 For artial assignment, complete items 7 and 9 and also indicate affected collateral in item 8 4. CONTINUATION: Effectiveness of the Financing Statement identified above with respect to the security interest(s) of Secured arty authorizing this Continuation Statement is continued for the additional eriod rovided by applicable law 5. ARTY INFORMATION CHANGE: Check one of these two boxes: AND Check one of these three boxes to: This Change affects Debtor or Secured arty of record CHANGE name and/or address: Complete tem 6a or 6b; and item 7a or 7b and item 7c ADD name: Complete item 7a or 7b, and item 7c OR DELETE name: Give record name to be deleted in item 6a or 6b 6. CURRENT RECORD INFORMATION: Complete for arty Information Change - rovide only one name (6a or 6b) 6a. ORGANIZATION'S NAME OR 6b. INDIVIDUAL'S SURNAME FIRST ERSONAL NAME ADDITIONAL NAME(S)/INITIAL(S) SUFFIX 7. CHANGED OR ADDED INFORMATION: Complete for Assignment or arty Information Change – rovide only one name (7a or 7b) (use exact, full name; do not omit, modify, or abbreviate any art of the Debtor’s name) 7a. ORGANIZATION'S NAME or 7b. INDIVIDUAL'S SURNAME  INDIVIDUAL'S FIRST ERSONAL NAME INDIVIDUAL'S ADDITIONAL NAME(S)/INITIAL(S) SUFFIX  7c. MAILING ADDRESS CITY STATE OSTAL CODE COUNTRY 8. COLLATERAL CHANGE: Also check one of these four boxes: ADD collateral DELETE collateral RESTATE covered collateral ASSIGN collateral Indicate collateral: 9. NAME OF SECURED ARTY OF RECORD AUTHORIZING THIS AMENDMENT: rovide only one name (9a or 9b) (name of Assignor, if this is an Assignment) If this is an Amendment authorized by a DEBTOR, check here and rovide name of authorizing Debtor 9a. ORGANIZATION'S NAME NC Bank, National Association OR 9b. INDIVIDUAL'S SURNAME FIRST ERSONAL NAME ADDITIONAL NAME(S)/INITIAL(S) SUFFIX 10. OPTIONAL FILER REFERENCE DATA: File with OH-SOS Debtor: Worthington Torch, LLC 00691175- 730657071 International Association of Commercial Administrators (IACA) FILING OFFICE COPY — UCC FINANCING STATEMENT AMENDMENT (Form UCC3) (Rev. 04/20/11)